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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): December 15, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2003, providing for the issuance of the CHL Mortgage Pass-Through Trust 2003-60, Mortgage Pass-Through Certificates, Series 2003-60).


                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                 333-103821                     95-4449516
          --------                 ----------                     ----------
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
      of Incorporation)           File Number)               Identification No.)



           4500 Park Granada
           Calabasas, California                   91302
         -------------------------              ----------
           (Address of Principal                (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

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Item 5. Other Events.
        ------------

     On December 15, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada" and, together with CHL, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-60. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

     This amendment on Form 8-K/A amends and supersedes in its entirety the Form 8-K of CWMBS, Inc. previously filed on January 23, 2003 (accession no. 0000905148-04-000230). The purpose of this amendment on Form 8-K/A is to correct a definition appearing in Article I to the Pooling and Servicing Agreement annexed hereto as Exhibit 99.1.


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Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. The Pooling and Servicing Agreement, dated as of December 1, 2003, by and among the Company, Sellers, Master Servicer and the Trustee.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CWMBS, INC.



                                        By: /s/ Darren Bigby
                                            ------------------------------
                                            Darren Bigby
                                            Vice President



Dated:  March 9, 2004


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                                 Exhibit Index
                                 -------------



Exhibit                                                                   Page
-------                                                                   ----

99.1.      Pooling and Servicing Agreement,
           dated as of December 1, 2003, by
           and among, the Company, Sellers,
           Master Servicer and the Trustee.                                  6


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